Investor Presentation November 2008 China Water & Drinks, Inc.

Safe Harbor
This is a presentation of Heckmann Corporation (“Heckmann”) on November 21, 2008 about Heckmann’s combination with China Water and Drinks, Inc. (“China
Water”). Heckmann may hold presentations for certain conference attendees, stockholders, as well as other persons who might be interested in purchasing
Heckmann’s securities.
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements related to the benefits of the transaction, the future financial performance of the surviving entity, the growth of the market for bottled water in China, expansion plans and opportunities, plans to increase production capacity, pending and future acquisitions by the surviving entity, and consolidation of the market for bottled water in China generally.
These forward-looking statements are based on information available to Heckmann and China Water as of the date of this filing and current expectations, forecasts and assumptions and involve a number of risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing Heckmann’s or China Water’s views as of any subsequent date and neither undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
Risks that could cause actual results to differ materially from those anticipated by the forward-looking statements contained herein include difficulties encountered in integrating the merged businesses and management teams, difficulty in completing targeted acquisitions or integrating them effectively, identifying and completing additional acquisitions needed to achieve growth targets, the adverse impact of competitive product announcements, revenues and operating performance, changes in overall economic conditions, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, control of costs and expenses, significant litigation, risks associated with international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation.
Information concerning risks, uncertainties, and additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Heckmann’s Form 424B Registration Statement and Proxy Statement filed with the Securities and Exchange Commission, Heckmann’s
Annual Report on Form 10-K for the period ended December 31, 2007, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of
Heckmann’s SEC filings, and China Water’s Annual Report on Form 10-K for the period ended December 31, 2007, as well as Quarterly Reports on Form 10-Q,
Current Reports on Form 8-K, and other of China Water’s SEC filings.
This communication is being made in respect of the transaction involving Heckmann and China Water. Stockholders of Heckmann and other interested persons are advised to read Heckmann’s definitive Proxy Statement, Heckmann’s Annual Report and China Water’s Annual Report, and subsequent or amended filings with the
SEC, for a description of the security holdings of officers and directors of Heckmann Corporation and China Water, and their respective interests in the business combination. Stockholders may obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Heckmann Corporation, 75080 Frank
Sinatra Drive, Palm Desert, California 92211.  The documents can also be obtained, without charge, at the Securities and Exchange Commission's internet site
(http://www.sec.gov).

2 China Water & Drinks Industry Overview

Attractive Industry Dynamics
China represents a compelling growth opportunity for a well-capitalized and experienced operator.
Significant need for “safe” drinking water
– A recent survey of 11 provinces found that over half of all water samples contained unacceptably high levels of bacteria
(1)
Significant opportunity for consolidation
– Highly-fragmented market with over 250 producers
The need for a clean and reliable source of drinking water in China is a significant issue, and bottled water has been increasingly relied upon for basic necessities.
Tap water quality is generally unsuitable
– Tap water in half of China’s major cities is polluted with industrial chemicals and fertilizers
(2)
– Industrial wastewater treatment has not been completely established
700 million people drink contaminated water every day and 300 million of those people drink water that is unsafe
(3)
190 million Chinese suffer from water related illnesses each year
(4)
Bottled water has overtaken carbonated sweet drinks and is growing faster
(5)
(1) UNICEF.
(2) Report issued on July 17, 2007 by China’s State Environmental Protection Administration.
(3) Government report themed "China's Environment in 2006: Changes and Struggles.“
(4) Guardian News & Media.
(5) Euromonitor International, "Bottled Water in China", July 2007.

Underdeveloped Market
Even with recent strong growth rates, bottled water consumption in China has significant room to grow.
Source: Beverage Marketing Corporation and CIA World Factbook.
Note: GDP per capita defined as GDP at purchasing power parity divided by population.
Bottled Water Consumption – Liters Per Capita (2007)
259.7
204.8
201.8
149.5
135.5
126.1
110.9
107.9
28.8
33.0
13.7
120.0
United
Arab
Emirates
Mexico Italy Belgium France Germany Spain United
States
Hungary Global
Average
Global
Average
(2008 E)
China
2007E GDP
per Capita
(USD)
$55,200 $12,500 $31,000 $36,500 $33,800 $34,400 $33,700 $46,000 $19,500 $5,300

Significant Market Potential
3,981 Miles = Distance from Anchorage, AK to Miami, FL
2
336,815,000 = Population between these two points
3,757 Miles = Distance from Hong Kong, China to Dubai, UAE
2
3,099,224,560 = Population between these two points
The country and surrounding region represent a substantial opportunity for growth.
UNITED STATES CHINA
POPULATION 303,598,000 1,321,851,888
BOTTLED WATER SALES (2008E) 37,000 (liters in millions) 15,000 (liters in millions)
BOTTLED WATER SALES (2008E) ~US$16 billion ~US$4.6 billion
Source:  Beverage Marketing Corporation and Euromonitor.

Demand driven by
Growing need for “safe” drinking water
Improving living standards
Middle class expected to be greater
than 350 million by 2011
(1)
Uneven distribution of water resources
Increasing Domestic Demand
2,138
4,788
0
1,000
2,000
3,000
4,000
5,000
6,000
2002E 2007E
Rapid Growth of Consumption of Bottled Water in China
(in millions of gallons)
Source: Beverage Marketing Corporation.
(1) The McKinsey Quarterly, The value of China’s emerging middle class, 2006.
Historical & Projected Growth of Chinese Middle Class
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1985 1995 2005 2015 2025
Poor
(< 25,000 RMB)
Lower Middle Class
(25,001 - 40,000 RMB)
Upper Middle Class
(40,001 - 100,000 RMB)
Mass Affluent
(100,001 - 200,000 RMB)
Global Affluent
(>200,000 RMB)
Source: National Bureau of Statistics in China; McKinsey Global Institute analysis.

7 China Water & Drinks Business Overview

Products & Customers
Two main production lines
– Bottle water (350 mL – 1,500 mL)
–
Carboy size water (18.9L)
Expansion opportunities include:
– Super oxygenated water
– Vitamin-enriched water
– Mineral water
64%
34%
2%
Own Brands
OEM
Private label
2007 Revenue by brand
Branded Product
– Primary “Darcunk” (Absolutely Pure) bottled
water
– Continue to expand geographic reach of branded
product via acquisition
OEM
– Coca-Cola
®
in China (2008 Olympics Supplier)
– Uni-President
®
(Taiwan)
– JianLiBao
®
(China)
– Great Nature (China)
Private Label
– Provide total solution, including bottle design,
production, packaging and delivery
– Supply to Sands Macau Casino
79%
21%
Bottled Water
Carboy Size
2007 Revenue by product line

Production Facilities
First-rate 5-stage filtration and purification
process
Plants are independently audited for
– Quality control
– Compliance in procedures
– Standards
– Hygiene
Shenyang
Changchun
Nanning
Zhanjiang
Feixian
Guangzhou
JV (China Bottles)
Fully integrated and automated production
process
All facilities meet government hygiene
standards
Meets Coca-Cola’s high standards
Facilities highlights
Annual Capacity - Annual Capacity -
Location Small Bottles Carboy Bottles
Guangzhou 178.5 million 3.4 million
Feixian 260.1 million 6.8 million
Changchun 178.5 million 3.4 million
Zhanjiang 178.5 million 3.4 million
Nanning 192.2 million 2.1 million
Shenyang 151.0 million 2.1 million
Total - Current 1,138.8 million 21.2 million
Beijing
(1)
247.1 million 8.2 million
Changsha, Hunan 178.5 million –
Harbin, Heilongjiang 329.5 million 3.4 million
New Capacity in 2008 755.1 million 11.6 million
Total - Pro Forma 1,893.9 million 32.8 million
Note: New facilities denoted in yellow on the map to the left.
(1) Acquisition of a plant under construction.
Beijing
Changsha
Harbin
Existing facilities
Acquisitions expected to be completed by end of 2008

Experienced Management Team
Mr. Richard Heckmann (Chairman & CEO: Heckmann Corp)
Former Chairman & CEO of US Filter
Former Chairman & CEO of K2 Inc.
Co-owner of the Phoenix Suns
Mr. Hongbin Xu (Founder & CEO: China Water & Drinks)
Former government official managing water resources
More than 10 years of experience in the bottled water industry
Graduated from the Water Resource Institute of QingHai Province
Mr. Jack Guo (CFO: China Water & Drinks)
More than 7 years of Wall Street investment banking experience
Dedicated the last three and a half years working with clients in the industrial sector
Extensive knowledge of corporate finance
Fluent in both Chinese and English
Mr. Brian Anderson (CFO: Heckmann Corp)
Former Director of Business Development and Director of Financial Accounting at K2 Inc.
Former Corporate Controller at US Filter
Former Corporate Controller for Wheelabrator Engineered Systems division of Waste
Management which was acquired by US Filter

11 China Water & Drinks Financial Summary

Recent Financial Results
The six months ended June 30, 2008 resulted in
a period of significant growth for CWDK.
Revenues increased $29.2 million, or 156%, to
$47.9 million, from $18.7 million for the same
period in 2007
CWDK produced approximately 460 million liters
of bottled water, compared to approximately 205
million liters in the first half of 2007, a 124%
increase
Introduction of a new product, “high oxygen
water,” contributed over 5% of second quarter
2008 revenue
Organic growth of bottled water products
benefited from the automation of CWDK’s
production lines in the 2H 2007
Other
3%
Carboy-sized
bottled water
16%
Bottle-sized
water
81%
Other
3%
OEM
18%
Own-brand /
private labels
79%
Revenue by Product Category
Revenue by Source Category
Source: Company filings.
Note: Results reflect 6 months ended 6/30/08 period.
“Other” category consists of sales of excess pre-forms and PET raw materials.

2008 1st Half Growth Accelerating
$18.7
$47.9
$5.6
$14.6
$34.7
$59.3
$7.5
$23.5
2007 2008 2007 2008 2007 2008E 2007 2008E
($ in millions)
Actual (Unaudited)
($ in millions)
Pro Forma with Acquisitions
Revenue
Net Income Revenue
Net Income
(1)
(1)
(1) Adds back one-time transaction, legal and financing expenses and other charges.
(1)

2009 Implied Earnings
2009E Adjusted Net Income for Contingent Payments – $90 million
Source: Company filings as of November 4, 2008.
Note: Fully diluted shares outstanding is calculated using the treasury stock method.
(1) Includes 127.7m basic shares outstanding, public warrants exercisable for 54.1m shares of common stock at an exercise price of $6.00 per share, sponsor warrants exercisable for 7.0m shares of common stock at an exercise price of $6.00 per share, founders’ warrants exercisable for 13.5m shares of common stock at an exercise price of $6.00 per share, and warrants issued in connection with the merger exercisable for 2.7m shares of common stock at a weighted-average exercise price of $1.75 per share.
HEK share price
$6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $11.50
FD Shares Outstanding (MM) 129.6 140.4 148.5 154.7 159.8 163.9 165.7
Implied 2009E EPS $0.69 $0.64 $0.61 $0.58 $0.56 $0.55 $0.54
Implied 2009E P/E 8.6x 10.9x 13.2x 15.5x 17.8x 20.0x 21.2x

Balance Sheet Highlights
Strong balance sheet to fund expansion.
Source: Company filings and management estimates.
Note: Pro forma for recent CWDK acquisitions.
Current
2006 2007 Pro Forma
Cash $1,836,000 $10,868,000 $330,516,525
Current Assets 18,386,000 53,418,000 442,913,000
Total Assets 26,062,000 106,150,000 958,954,525
Current Liabilities 19,343,000 15,727,000 11,955,000
Total Liabilities 19,506,000 15,994,000 32,674,000
Total Debt 192,000 380,000 146,000
Total Stockholders' Equity 6,556,000 89,639,000 923,067,525
Year Ended December 31,

A Unique and Compelling Opportunity
You know:
– The largest automobile company in the world
– The largest steel company in the world
– The largest toy company in the world
Who is the largest water company in the world?
No argument about demand
No argument about need
–You need 14,381 bottles of water to make 8 ounces of beef
(1)
–You need 1,821 bottles of water to make an 8 ounce serving of rice
(1)
Arguably the largest and most important industry in the world - - -
and it is almost impossible to invest in.
(1) From Summit Global “Introduction to Water Investing”.
You can live without all of these things...
…5 days without water and you are a DEAD DUCK